Item G.1.a.i - Deutsche DWS Investment Trust
(formerly DWS Investment Trust)

On December 7, 2010, Deutsche DWS Investment
Trust (formerly DWS Investment Trust) (the
"Trust") was named as a defendant in the First
Amended Complaint filed by the Official
Committee of Unsecured Creditors in the U.S.
Bankruptcy Court for the District of Delaware in the lawsuit styled Official Committee of Unsecured
Creditors of Tribune Company, et al., v. Fitzsimons et al. (the "Lawsuit"). The Lawsuit arises out of a leveraged buyout transaction ("LBO") in 2007 by which loans were made to the Tribune Company to fund the LBO and shares of the Tribune Company held by shareholders were tendered for or were converted to a right to receive cash. Following the completion of the LBO in 2007, the Tribune
Company filed for bankruptcy. The Lawsuit seeks to recover all payments made to the shareholders in the LBO. The Lawsuit has been consolidated in a multi-district litigation (the "Tribune MDL") in the United States District Court for the Southern
District of New York, case no. 12-MC-2296 (the
"District Court").  On January 6, 2017, the District
Court dismissed with prejudice the only claim (for avoidance of alleged intentional fraudulent transfers) asserted against the shareholder defendants named in the Lawsuit.

On April 4, 2019, the plaintiff in the Lawsuit filed a motion to amend his complaint to add constructive fraudulent conveyance claims against shareholder defendants based on an alleged change in governing law resulting from the Supreme Court's decision in FTI Consulting, Inc. v. Merit Management Group,
830 F.3d 690 (7th Cir. 2016).  On April 23, 2019,
the District Court denied that motion.  On July 15,
2019, the plaintiff in the Lawsuit filed a notice of appeal to the Second Circuit for these District Court rulings in the Lawsuit. On August 20, 2021, the
Second Circuit affirmed dismissal of the Trustee's intentional fraudulent conveyance claims and affirmed the District Court's denial of the Trustee's request to amend his complaint. On September 3, 2021, the Trustee filed a motion for rehearing en banc before the Second Circuit, which remains pending.

We express no opinion on the likely outcome of these matters. Management is currently assessing the Lawsuit and has not yet determined the effect, if any, on any series of the Trust.

None of the Trust's current Series have exposure in the litigation. A former Series of the Trust, DWS
S&P 500 Index Fund, had been a beneficial holder of shares of the Tribune Company. DWS S&P 500
Index Fund was reorganized from the Trust into Deutsche DWS Institutional Funds on April 29,
2011.